Q1 2026 Earnings Presentation April 30, 2026

FORWARD LOOKING STATEMENTS We have made statements in this presentation that constitute "forward-looking statements" as that term is defined in the Private Securities Litigation Reform Act of 1995 and other securities laws. These forward-looking statements concern our current expectations regarding our future results from operations, economic performance, financial condition, goals, strategies, investment objectives, plans and achievements. These forward-looking statements are subject to various known and unknown risks, uncertainties and other factors, and you should not rely upon them except as statements of our present intentions and of our present expectations, which may or may not occur. When we use words such as “believes”, “expects”, “anticipates”, “estimates”, “plans”, “intends”, “projects”, “pursue”, “commit”, “will” or similar expressions, we are making forward-looking statements. Although we believe that our forward-looking statements are based on reasonable assumptions, our expected results may not be achieved, and actual results may differ materially from our expectations. In addition, important factors that could cause actual results to differ from expectations include, among others: (i) our ability or inability to execute our strategic growth plan, including our ability to invest according to plan, grow our businesses (including through joint ventures or other co-investment vehicles), incorporate alternative technologies (including artificial intelligence) into our business, achieve satisfactory returns on new product offerings, continue our revenue management, expand and manage our global operations, complete acquisitions on satisfactory terms, integrate acquired companies efficiently and transition to more sustainable sources of energy; (ii) changes in customer preferences and demand for our storage and information management services, including as a result of the shift from paper and tape storage to alternative technologies that require less physical space or services activity; (iii) the costs of complying with and our ability to comply with laws, regulations and customer requirements, including those relating to data privacy and cybersecurity issues, as well as fire and safety and environmental standards, and regulatory and contractual requirements under government contracts; (iv) the impact of attacks on our internal information technology (“IT”) systems, including the impact of such incidents on our reputation and ability to compete and any litigation or disputes that may arise in connection with such incidents; (v) our ability to fund capital expenditures; (vi) the impact of our distribution requirements on our ability to execute our business plan; (vii) our ability to remain qualified for taxation as a real estate investment trust for United States federal income tax purposes; (viii) changes in the political and economic environments in the countries in which we operate and changes in the global political climate; (ix) our ability to raise debt or equity capital and changes in the cost of our debt; (x) our ability to comply with our existing debt obligations and restrictions in our debt instruments; (xi) the impact of service interruptions or equipment damage and the cost of power on our data center operations; (xii) the cost or potential liabilities associated with real estate necessary for our business; (xiii) unexpected events, including those resulting from climate change or geopolitical events, could disrupt our operations and adversely affect our reputation and results of operations; (xiv) fluctuations in commodity prices; (xv) competition for customers; (xvi) our ability to attract, develop and retain key personnel; (xvii) deficiencies in our disclosure controls and procedures or internal control over financial reporting; (xviii) other trends in competitive or economic conditions affecting our financial condition or results of operations not presently contemplated; and (xix) the other risks described in our periodic reports filed with the SEC, including under the caption “Risk Factors” in Part I, Item 1A of our Annual Report. Except as required by law, we undertake no obligation to update any forward-looking statements appearing in this presentation. Reconciliation of Non-GAAP Measures Throughout this presentation, Iron Mountain discusses (1) Adjusted EBITDA, (2) Adjusted EPS, (3) FFO (Nareit), (4) FFO (Normalized), (5) AFFO, and (6) AFFO per share. These measures do not conform to accounting principles generally accepted in the United States (“GAAP”). These non-GAAP measures are supplemental metrics designed to enhance our disclosure and to provide additional information that we believe to be important for investors to consider in addition to, but not as a substitute for, other measures of financial performance reported in accordance with GAAP, such as operating income, net income (loss) attributable to Iron Mountain Incorporated or cash flows from operating activities (as determined in accordance with GAAP). The reconciliation of these measures to the appropriate GAAP measure, as required by Regulation G under the Securities Exchange Act of 1934, as amended, and their definitions are included in the appendix to this presentation and in the Supplemental Reporting Information. 2

COMPANY OVERVIEW

IRON MOUNTAIN **SNAPSHOT** (NYSE: IRM)

Iron Mountain is a global leader in information management services

Financial

$47B
Enterprise Value

$170B
Total Addressable Market

~$7.9B
2026E Revenue

~$2.9B
2026E Adj. EBITDA

12%
5-Yr Revenue CAGR

12%
5-Yr Adj. EBITDA CAGR

61%
AFFO Payout Ratio[1]

11%
Dividend Growth CAGR[2]

Operational

240,000+
Customers

95%
Trusted by Fortune 1000

61
Countries Served

~1,300
Facilities

Strong Leadership Positions in Global Businesses

Records Management

- 735M+ cubic feet of records storage volume
- Highly recurring revenue stream with average retention of 14.5 years

#1 Global Leader
Records Management

Data Center

- Total developable capacity of ~1.4 GW, with current operating portfolio of 507 MW
- 400 MW energizing in next 24 months

Best Global Data Center Provider
Datacloud 2025 Global Awards Ceremony

Asset Lifecycle Management

- Global leader in fragmented $35B market
- End-to-end solutions provider with unmatched global footprint and operational scale and strong reputation for security

ITAD Company of the Year
2025 ITAD Summit

Digital Solutions

- Uniquely positioned to support government efficiency and productivity efforts
- Rapidly growing recurring revenue base

Google Cloud Partner of the Year
2026 Business Applications: Media & Entertainment
2018 Technology: AI and Machine Learning

Note: All figures as of 3/31/26 unless otherwise noted. 2026E represents the midpoint of our full year 2026 guidance as of 4/30/26.
1 Trailing twelve months. 2 CAGR for 2023 through 2026 annualized rate.

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IRON MOUNTAIN

5 1 Non-GAAP measure, please see Appendix for reconciliation. 2 Non-GAAP measure, please see Appendix for reconciliation. Effective Q4 2023, our AFFO definition has been updated to exclude amortization of capitalized commissions. With this change, our calculation more accurately represents our funds available to support growth, and is more comparable to our peers, including those in the data center industry. 3 2026E represents the midpoint of our full year 2026 guidance. GROWTH STRATEGY DELIVERING RECORD RESULTS ● Growth strategy has successfully accelerated enterprise growth ahead of our financial targets through investments in large and growing global markets and leveraging our enterprise-wide commercial platform to cross-sell solutions across our more than 240,000 customers 3 3 33 12% CAGR, 1 3% Ex. F x 12% CAGR, 14% Ex. F x 11% CAGR, 12% Ex. F x 10% CAGR, 1 2% Ex. F x 3

2024 DRIVING SUSTAINED DOUBLE-DIGIT REVENUE GROWTH 1 Growth businesses include Data Center (Data Center segment), Digital Solutions (included in RIM segment), and ALM (included in Corporate & Other). 2 All Other includes physical records management (included in RIM segment) and fine arts business (included in Corporate & Other). 3 2026E represents the midpoint of our full year 2026 guidance. ● Growth Businesses of Data Center, Asset Lifecycle Management (ALM), and Digital Solutions, will have an outsized impact to consolidated growth as they continue to scale Growth Businesses Provide Increasing Tailwind to Driving Double-Digit Total Consolidated Growth Y/Y Revenue Growth 36% 34% 33% 7% 5% 6% 2025 2026E3 12% 12% 14% Growth Businesses All Other Total Growth Growth Businesses Penetration % $6,150 $6,902 $7,875 24% 28% 33% $ in millions Growth Businesses All Other Contribution to Consolidated Growth 7% 8% 9% 5% 4% 5% 2024 2025 2026E 12% 12% 14% Growth Businesses All Other Total Growth 3 6

Data Center Asset Lifecycle Management (ALM) STRONG LEADERSHIP POSITIONS IN GLOBAL BUSINESSES Synergistic Business Model Decades-long relationships built on trust Significant cross-selling opportunities Strong reputation for security and chain of custody End-to-end solutions for 240,000+ customers Global footprint and operational scale 7 Records Management and Digital Solutions

GLOBAL RIM: Records Management + Digital Solutions

- **Iron Mountain is a trusted guardian of information and assets** for 240,000+ customers with the **largest global footprint** in records management
- Global RIM segment **drives substantial cash flow** and **funds growth investments** across the business
- In the first quarter of 2026, **Global RIM revenue increased 12% on a reported basis and 8% on an organic basis**

Storage

➔ **37 consecutive years of organic revenue growth**

➔ **Record level** of storage volume in Q1 (735M+ cu. ft.)

➔ **Highly predictable revenue** stream as volume is very sticky with ~14.5 year average storage duration per box

➔ **Proven revenue management strategy** driven by continuous enhancements to the value we provide customers

➔ Leveraging 240,000+ customer relationships to **cross-sell across the enterprise**

➔ **Own 25% of real estate square footage** of 1,300+ facilities in 61 countries - plenty of capacity to grow without need for additional growth capex

Global RIM



Digital Solutions
~10%
~30%
~60%
$5.3B
2025
Revenue
Storage
Service

Service

➔ **Revenue generated from servicing storage volume** (transportation, Smart Suite offering, information destruction) and **providing Digital Solutions**

➔ **Leverage large logistics network** to pick up and deliver records to customers on a regular basis

➔ **Strong operational discipline** with history of controlling expenses and expanding margins

Digital Solutions

➔ **Fast growing $500M+ business**

- Leading provider of digital solutions, bringing light to dark data with AI-powered DXP platform
- Executing against a large backlog of signed government and enterprise deals across the world and driving a significant pipeline

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IRON MOUNTAIN

DATA CENTER: Executing Multi-Year Growth Plan 1 CAGR 2021-2027E. Note: 2026E and 2027E are based on company projections. ○ Data center development remains very strong with industry capacity expected to increase at a 15-25% CAGR ○ Hyperscale demand for AI / Inference data centers is growing meaningfully as industry shifts from AI training to monetizing inference ○ In Q1 2026, data center revenue grew 47% and we signed 22 MW of new leases ■ Subsequent to quarter end, we signed a new 10 MW lease in Amsterdam ○ Current backlog, before any incremental new leasing, supports significant revenue growth in the coming years ■ In 2026, current backlog expected to drive growth of 25%+ ■ Beyond 2026, we expect our current backlog to contribute more than $350 million of growth, before any incremental new leasing ○ Expect at least 100 MW of new leasing in 2026 ○ Iron Mountain operates 31 data centers with strong market positions in Tier 1 markets ○ As we build out our data center portfolio, we will nearly triple our capacity to 1.4 GW (from current operating portfolio of 507 MW) ○ In the next 24 months, we have ~400 MW of available to lease capacity energizing, including ~175 MW in the next 18 months 9 IRM Growth Outlook Strong Industry Demand Outlook Expanding Data Center Portfolio

Enterprise IT Asset Management ➔ Secure, end-to-end IT asset management (ITAM) solution for corporate end user devices (recycle, resuse, redeploy, remarket) ➔ Unmatched global footprint and operational scale positions us as the low-cost provider and only player to offer a single vendor solution ➔ Strong reputation for security and trust, along with unique “last mile” chain of custody are key differentiators ➔ Significant revenue opportunity driven by new customers through cross selling success and expanding penetration within existing customers ➔ Supplementing growth through accretive tuck-in acquisitions to further expand global scale and operating leverage ➔ Enterprise accounts for ~60% of ALM revenue ALM: Capitalizing on Multi-Billion Dollar Growth Opportunity 10 Data Center Decommissioning ➔ Only data center developer and operator that also decommissions gear at scale, offering a seamless lifecycle solution for hyperscalers (memory, hard drives, CPU, GPU) ➔ Comprehensive remarketing platform that derives maximum component residual value for customers driven by industry leading downstream partner network ➔ Global footprint and operational scale supports the remarketing and redeployment of hyperscaler customer data center gear ➔ Solid market growth annually benefiting from strong data center development and ~5 year refresh cycle (hyperscaler focus on increasing compute and efficiency) ➔ Data Center Decommissioning is ~40% of ALM revenue Market Size: ~$35 billion ~$25 billion ~$10 billion Enterprise Data Center Decommissioning ● We are a global market leader in the highly fragmented, growing $35 billion ALM market with significant long-term growth potential across the enterprise and data center decommissioning markets with low capital investment requirements ● In the first quarter of 2026, ALM revenue increased 92% on a reported basis and 77% on an organic basis ALM results are included in the Corporate & Other.

Q1 2026 RESULTS AND 2026 OUTLOOK

RECORD **Q1 2026 RESULTS**

Key Highlights

- **Record Q1 results with strength across business**
  - Total Revenue growth of 22%, including organic growth of 17%
  - Adjusted EBITDA +22%
  - AFFO +22%
- **Global RIM**
  - Revenue growth of 12%, including organic growth of 8%
  - Continued strong revenue management
  - Record Digital revenue
- **Data Center**
  - Revenue growth of 47%, including organic growth of 44%
  - Strong renewal pricing +12% (cash) and +14% (GAAP)
  - New leasing of 22 MW
- **ALM**
  - Revenue growth of 92%, including organic growth of 77%
  - Strong growth driven by higher component remarketing revenue and increased revenue with enterprise customers
  - Solid expansion in profitability Y/Y
- **Maintained strong balance sheet**
  - Leverage* of 4.8x, within 4.5x to 5.5x target range
- **Remained committed to returning capital to shareholders**
  - Increased dividend by 10% in November 2025, marking the fourth consecutive year in which we have increased the dividend

*Long-term net lease adjusted leverage ratio

$ in millions, except per share data	Three Months Ended 3/31/26	Three Months Ended 3/31/25	YoY% Change Reported $	YoY% Change Constant Fx
Global RIM	$1,404	$1,256	12%	9%
Global Data Center	$255	$173	47%	44%
Corporate and Other	$277	$163	70%	68%
Total Revenues	**$1,936**	**$1,593**	**22%**	**19%**
Net Income	$149	$16	NM	
Reported EPS	$0.48	$0.05	NM	
Adj. EPS	$0.60	$0.43	40%	
Adj. EBITDA	**$708**	**$580**	**22%**	**19%**
Adj. EBITDA Margin	*36.6%*	*36.4%*	*20 bps*	
AFFO	$426	$348	22%	
AFFO per share	$1.43	$1.17	22%	

Adjusted EPS, Adjusted EBITDA and AFFO are non-GAAP measures; please see Appendix for reconciliation

IRON MOUNTAIN

12

2026 GUIDANCE: POSITIONED FOR ANOTHER RECORD YEAR

($ in millions, except per share data)

2026 Guidance [1]	Full Year 2026 New	Full Year 2026 Y/Y % Chg. at Midpoint	Full Year 2026 Previous	Q2 2026	Y/Y % Chg.
Revenue	**$7,825 - $7,925**	~14%	$7,625 - $7,775	**~$1,965**	~15%
Adjusted EBITDA	**$2,925 - $2,965**	~14%	$2,875 - $2,925	**~$715**	~14%
AFFO	**$1,735 - $1,755**	~13%	$1,705 - $1,735	**~$418**	~13%
AFFO Per Share	**$5.79 - $5.86**	~13%	$5.69 - $5.79	**~$1.40**	~13%

(1) Iron Mountain does not provide a reconciliation of non-GAAP measures that it discusses as part of its annual guidance or long term outlook because certain significant information required for such reconciliation is not available without unreasonable efforts or at all, including, most notably, the impact of exchange rates on Iron Mountain's transactions, loss or gain related to the disposition of real estate and other income or expense. Without this information, Iron Mountain does not believe that a reconciliation would be meaningful.

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IRON MOUNTAIN

CAPITAL INVESTMENTS AND RETURNS 14 1 Based on the midpoint of our full year 2026 guidance 2 Long-term net lease adjusted leverage ratio. ● Our target leverage ratio2 is 4.5x – 5.5x, and in Q1 2026 leverage was 4.8x Investing in high ROIC opportunities that drive double-digit growth Capital allocation priorities focused on growing the dividend and investing in high-return growth opportunities We are committed to maintaining our strong balance sheet ● Committed to growing dividend in line with AFFO per share growth, consistent with the 10% increase announced in November 2025 which marked the fourth consecutive year of growing the dividend ● Underwriting very attractive data center development returns with hyperscale customers (pre-leased deals with 10-15 year duration) to capitalize on total developable capacity of 1.4 GW ● Our business generates operating cash flow of $1.5 to $2.0 billion annually that more than covers recurring capex and the dividend, with excess cash flow invested in growth ● The growth in Adjusted EBITDA1 and elimination of cash restructuring charges in 2026 supports more than $2.0 billion of leverage-neutral2 growth capital financing while sustaining strong AFFO per share growth

INVESTMENT TAKEAWAYS Strong Foundation1 Executing Growth Strategy2 Exceptional Financial Track Record 3 ❖ Global leader in multiple businesses with strong and increasing margins ❖ Highly recurring business model with decades-long relationships with 240,000+ customers, including 95% of the Fortune 1000 built on a history of strong customer satisfaction, operational excellence, and trust ❖ Operate in attractive, large and growing markets with $170 billion total addressable opportunity and significant cross-selling opportunities ❖ Portfolio of growth businesses (Data Center, Digital Solutions, ALM) increased revenue more than 50% collectively in the first quarter of 2026, accounting for 33% of total revenue ❖ Achieved 13% Revenue and Adjusted EBITDA CAGR excluding Fx since 2021 ❖ Strong momentum across the business positions us for another record year of results in 2026 ❖ Delivering shareholder value through consistent dividend increases in line with AFFO per share growth ❖ Portfolio of enterprise and data center services allows us to drive double digit revenue and AFFO growth across cycles 15

16 APPENDIX

17 Q1 RECONCILIATIONS NET INCOME (LOSS) TO ADJUSTED EBITDA REPORTED EPS TO ADJUSTED EPS (1) The difference between our effective tax rates and our structural tax rate (or adjusted effective tax rates) for the three months ended March 31, 2026 and March 31, 2025 is primarily due to (i) the reconciling items above, which impact our reported net income (loss) before provision (benefit) for income taxes but have an insignificant impact on our reported provision (benefit) for income taxes and (ii) other discrete tax items. Our structural tax rate for purposes of the calculation of Adjusted EPS for the quarters ended March 31, 2026 and 2025 was 15.5% and 17.0% respectively.

18 Q1 RECONCILIATIONS (CONT.) NET INCOME (LOSS) TO FFO FFO TO AFFO (1) Includes depreciation expense related to owned real estate assets (land improvements, buildings, building and leasehold improvements, data center infrastructure and racking structures), excluding depreciation related to real estate financing leases. (2) Includes amortization expense for Data Center In-Place Lease Intangible Assets and Data Center Tenant Relationship Intangible Assets. (3) Represents the tax impact of (i) the reconciling items above, which impact our reported Net Income (Loss) income before provision (benefit) for income taxes but have an insignificant impact on our reported provision (benefit) from income taxes and (ii) other discrete tax items. (1) Includes customer and supplier relationship value, intake costs, acquisition of customer relationships, capitalized commissions and other intangibles.

19 FULL YEAR RECONCILIATIONS NET INCOME (LOSS) TO ADJUSTED EBITDA

20 FULL YEAR RECONCILIATIONS (CONT.) NET INCOME (LOSS) TO FFO AND AFFO (1) Includes depreciation expense related to owned real estate assets (land improvements, buildings, building and leasehold improvements, data center infrastructure and racking structures), excluding depreciation related to real estate financing leases. (2) Includes amortization expense for Data Center In-Place Lease Intangible Assets and Data Center Tenant Relationship Intangible Assets. (3) Represents the tax impact of (i) the reconciling items above, which impact our reported net income (loss) before provision (benefit) for income taxes but have an insignificant impact on our reported provision (benefit) from income taxes and (ii) other discrete tax items. (4) Includes customer and supplier relationship value, intake costs, acquisition of customer relationships, capitalized commissions and other intangibles. Effective Q4 2023, our AFFO definition has been updated to exclude the amortization of capitalized commissions. Amortization expense of capitalized commissions was $43.4M, $40.6M and $30.7M for full year 2023, 2022, and 2021, respectively.

Adjusted EBITDA We define Adjusted EBITDA as net income (loss) before interest expense, net, provision (benefit) for income taxes, depreciation and amortization (inclusive of our share of Adjusted EBITDA from our unconsolidated joint ventures), and excluding certain items we do not believe to be indicative of our core operating results, specifically: (i) Acquisition and Integration Costs; (ii) Restructuring and other transformation; (iii) Loss (gain) on disposal/write-down of property, plant and equipment, net (including real estate); (iv) Other expense (income), net; (v) Stock-based compensation expense; and (vi) Intangible impairments. Adjusted EBITDA Margin is calculated by dividing Adjusted EBITDA by total revenues. We use multiples of current or projected Adjusted EBITDA in conjunction with our discounted cash flow models to determine our estimated overall enterprise valuation and to evaluate acquisition targets. We believe Adjusted EBITDA and Adjusted EBITDA Margin provide our current and potential investors with relevant and useful information regarding our ability to generate cash flows to support business investment. These measures are an integral part of the internal reporting system we use to assess and evaluate the operating performance of our business. Adjusted Earnings Per Share, or Adjusted EPS We define Adjusted EPS as reported earnings per share fully diluted from net income (loss) attributable to Iron Mountain Incorporated (inclusive of our share of adjusted losses (gains) from our unconsolidated joint ventures) and excluding certain items, specifically: (i) Acquisition and Integration Costs; (ii) Restructuring and other transformation; (iii) Loss (gain) on disposal/write-down of property, plant and equipment, net (including real estate); (iv) Other expense (income), net; (v) Stock-based compensation expense; (vi) Non-cash amortization related to derivative instruments; (vii) Tax impact of reconciling items and discrete tax items; and (viii) Amortization related to the write-off of certain customer relationship intangible assets. We do not believe these excluded items to be indicative of our ongoing operating results, and they are not considered when we are forecasting our future results. We believe Adjusted EPS is of value to our current and potential investors when comparing our results from past, present and future periods. Figures may not foot due to rounding. The Tax Impact of reconciling items and discrete tax items is calculated using the current quarter’s estimate of the annual structural tax rate. This may result in the current period adjustment plus prior reported quarterly adjustments not summing to the full year adjustment. DEFINITIONS 21

DEFINITIONS (CONT.) Funds From Operations, or FFO (Nareit), and FFO (Normalized) Funds from operations ("FFO") is defined by the National Association of Real Estate Investment Trusts as net income (loss) excluding depreciation on real estate assets, losses and gains on sale of real estate, net of tax, and amortization of data center leased-based intangibles (“FFO (Nareit)”). We calculate our FFO measure, including FFO (Nareit), adjusting for our share of reconciling items from our unconsolidated joint ventures. FFO (Nareit) does not give effect to real estate depreciation because these amounts are computed, under GAAP, to allocate the cost of a property over its useful life. Because values for well-maintained real estate assets have historically increased or decreased based upon prevailing market conditions, we believe that FFO (Nareit) provides investors with a clearer view of our operating performance. Our most directly comparable GAAP measure to FFO (Nareit) is net income (loss). We modify FFO (Nareit), as is common among REITs seeking to provide financial measures that most meaningfully reflect their particular business ("FFO (Normalized)"). Our definition of FFO (Normalized) excludes certain items included in FFO (Nareit) that we believe are not indicative of our core operating results, specifically: (i) Acquisition and Integration Costs; (ii) Restructuring and other transformation; (iii) Loss (gain) on disposal/write-down of property, plant and equipment, net (excluding real estate); (iv) Other expense (income) net; (v) Stock-based compensation expense; (vi) Non-cash amortization related to derivative instruments; (vii) Real estate financing lease depreciation; (viii) Tax impact of reconciling items and discrete tax items; (ix) Intangible impairments; and (x) (Income) loss from discontinued operations, net of tax. FFO (Normalized) per share FFO (Normalized) divided by weighted average fully-diluted shares outstanding. Adjusted Funds From Operations, or AFFO We define adjusted funds from operations (“AFFO”) as FFO (Normalized) (1) excluding (i) Non-cash rent expense (income), (ii) Depreciation on non-real estate assets, (iii) Amortization expense associated with customer and supplier relationship value, intake costs, acquisitions of customer and supplier relationships, capitalized commissions and other intangibles, (iv) Amortization of deferred financing costs and debt discount/premium, (v) Revenue reduction associated with amortization of customer inducements and above- and below-market data center leases and (vi) The impact of reconciling to normalized cash taxes and (2) including Recurring capital expenditures. We also adjust for these items to the extent attributable to our portion of unconsolidated ventures. We believe that AFFO, as a widely recognized measure of operations of REITs, is helpful to investors as a meaningful supplemental comparative performance measure to other REITs, including on a per share basis. AFFO should be considered in addition to, but not as a substitute for, other measures of financial performance reported in accordance with GAAP, such as operating income, net income (loss) or cash flows from operating activities (as determined in accordance with GAAP). AFFO per share AFFO divided by weighted average fully-diluted shares outstanding. 22